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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 21, 2001



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


    An Ohio Corporation                   No. 1-303                 31-0345740
(State or other jurisdiction          (Commission File            (IRS Employer
     of incorporation)                     Number)                   Number)


                                1014 Vine Street
                              Cincinnati, OH 45201
                    (Address of principal executive offices)

                 Registrant's telephone number: (513) 762-4000


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Item 5.  Other Events

         On March 15, 2001, the Company was advised by Deloitte & Touche LLP ("D&T") that D&T declined to reissue and consent to the inclusion of its report, dated March 10, 1999, on the Fred Meyer, Inc. consolidated statements of income, changes in stockholder's equity and cash flows for the fiscal year ended January 30, 1999, in the Company's Annual Report on Form 10-K for the year ended February 3, 2001. Fred Meyer, Inc. is a consolidated subsidiary of the Company that was acquired in May 1999 in a transaction that was accounted for as a pooling of interest. D&T has not conducted any audit procedures at the Company or Fred Meyer, Inc. subsequent to the date of its March 10, 1999 audit report; however, D&T has consented to the reissuance of its March 10, 1999 audit report from time to time subsequent to that date, most recently in the Company's Form S-8 dated September 15, 2000. The Company's current auditors, PricewaterhouseCoopers LLP ("PwC") have referred to the report of D&T on its audits of Fred Meyer, Inc. for the periods audited by D&T, as a basis, in part, for its reports on the consolidated financial statements of the Company.

         In connection with the Company's current request that D&T consent to the reissuance of its report dated March 10, 1999, the Company advised D&T that it believed that the financial statements of Fred Meyer, Inc. and subsidiaries as of and for the year ended January 30, 1999, as originally issued, should be restated as a result of certain improper accounting practices at its Ralphs Grocery Company subsidiary, which was acquired as a part of the Company's merger with Fred Meyer in May 1999. D&T advised the Company that it believes the work required to review the proposed changes would constitute a reaudit of Ralphs. D&T further advised the Company that it would not be in a position to perform such audit procedures because it could not ensure whether it was currently independent of the Company due to the extended period of time since it had served as auditors of Fred Meyer, Inc.

         The Company's current auditors, PwC, have been engaged to perform the reaudit of the Fred Meyer, Inc. financial statements for fiscal year 1998, necessary to complete the restatement.







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Item 9.  Regulation FD Disclosure

         Upon completion of restated comparative financial statements for the first, second, and third fiscal quarters of 2000, and for fiscal years 1999 and 1998, Kroger will file same with the SEC on amended Forms 10-Q and 10-K, or other appropriate forms. Attached hereto as Exhibit 99.1 are Kroger's preliminary restated financial statements for the first, second, and third fiscal quarters of 2000 and 1999. While these statements reflect Kroger's current beliefs as to the nature of the restatement, they should not be relied on for any purpose. Kroger's actual restated financial statements could materially differ from the preliminary statements, primarily due to accounting work to be performed by PricewaterhouseCoopers LLP in connection with the reaudit of Fred Meyer, Inc. for fiscal year 1998.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         THE KROGER CO.



March 21, 2001                           By: /s/ Paul Heldman
                                             ----------------------------
                                             Paul Heldman
                                             Senior Vice President, Secretary
                                             and General Counsel




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                                  EXHIBIT INDEX



Exhibit No.                   Exhibit
-----------                   -------

99.1          Preliminary restated financial statements.